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                                                                    EXHIBIT 99.1

                           SECTION 906 CERTIFICATIONS
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Westbank Corporation (the "Corporation") does hereby certify to such officer's knowledge that:


      The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of the Corporation fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date:  11/12/02                                  /s/ Donald R. Chase
     -------------                        -------------------------------------
                                          Donald R. Chase
                                          President and Chief Executive Officer


Date:  11/12/02                                 /s/ John M. Lilly
     -------------                        -------------------------------------
                                          John M. Lilly
                                          Treasurer and Chief Financial Officer